UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2026

Verastem, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35403	27-3269467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Kendrick Street, Suite 500, Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 292-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	VSTM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On June 17, 2026, Verastem, Inc. (the “Company”) issued a press release announcing positive updated results from RAMP 205 evaluating avutometinib plus defactinib in combination with standard-of-care chemotherapy in first-line metastatic pancreatic ductal carcinoma (“mPDAC”).

A copy of this press release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events

Positive Updated Results from RAMP 205 Evaluating Avutometinib Plus Defactinib in Combination with Standard-of-Care Chemotherapy in First-Line Metastatic Pancreatic Cancer

On June 17, 2026, the Company announced positive updated safety and efficacy results from the RAMP 205 Phase 1b/2a trial Recommended Phase 2 Dose (“RP2D”) cohort of 29 patients evaluating avutometinib plus defactinib in combination with gemcitabine and nab-paclitaxel in first-line mPDAC.

In the Phase 1b/2a trial, 29 patients were enrolled and treated at the RP2D with avutometinib 2.4 mg twice weekly, defactinib 200 mg twice daily for 3 weeks on and one week off, and gemcitabine (800 mg/m2) plus nab-paclitaxel (125 mg/m2) administered on Days 1, 8, and 15 of each 28-day cycle. At diagnosis, 90% of patients presented with metastatic disease. As of the June 5, 2026 data cutoff, with a median follow up of 9.8 months, the combination demonstrated clinical activity, including an 86% overall survival rate at 6 months. The progression-free survival rate at six months was 68%, and the confirmed objective response rate was 52%. At the RP2D dose level, the majority (83%) of patients experienced tumor shrinkage. Nine patients remain on treatment at this dose level. Adverse events remained generally consistent with the previously reported safety and tolerability profile, with no new safety signals observed.

Dosing of First Patient in TARGET-D 201 Phase 2 Registration-Directed Trial of VS-7375

On June 16, 2026, the Company also announced that the first patient has been dosed in the TARGET-D 201 Phase 2 registration-directed trial evaluating VS-7375, an investigational oral KRAS G12D (ON/OFF) inhibitor, to treat patients with KRAS G12D-mutated mPDAC.

TARGET-D 201 is a Phase 2, open-label, multi-center study to evaluate VS-7375 at 900 mg daily both as monotherapy and in combination with full-dose cetuximab in patients with second-line mPDAC.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASTEM, INC.

Dated: June 17, 2026	By:	/s/ Daniel W. Paterson
Daniel W. Paterson
President and Chief Executive Officer